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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549



                                    FORM 8-K



                                 CURRENT REPORT
                        Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934


                Date of Report (Date of earliest event reported)
                                 August 8, 1995



                              NATEC RESOURCES, INC.
                       -----------------------------------
                          (Exact name of registrant as
                           specified in its charter)



        Delaware                    0-8104                      36-6059098
     --------------                 ------                      ----------
    (State or other              (Commission                   (IRS Employer
    jurisdiction of              File Number)                  Identification
     incorporation)                                               Number)


                        1177 West Loop South, Suite 800
                              Houston, Texas 77027
                   ------------------------------------------
                    (Address of principal executive offices)



       Registrant's telephone number, including area code (713) 552-2552
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ITEM 5.  OTHER EVENTS

         On August 8, 1995, the Registrant issued a press release stating that it was delisted from The NASDAQ SmallCap Market System effective the close of business on August 8, 1995, but will be eligible for trading on the OTC Bulletin Board(SM) on Wednesday, August 9, 1995.

ITEM 7.  EXHIBITS

         Exhibit 99.  Press release dated August 8, 1995.


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                        NATEC RESOURCES, INC.



Dated:  August 8, 1995                  By:/s/ Timothy R. Dunne
                                        Name:  Timothy R. Dunne
                                        Title: Vice President, General Counsel
                                                 and Secretary





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